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                                                                   EXHIBIT 10.30

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SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS


BORROWER:   QUINTON INSTRUMENT COMPANY

DATE:       MAY 31, 2000

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated June 5, 1998, (as amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1.    MODIFIED SCHEDULED MATURITY DATE.

            (a) Section 6.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                        "6.1 MATURITY DATE. This Agreement shall continue in
                  effect until the maturity date set forth on the Schedule (the "Maturity Date"), subject to Sections 6.2 and 6.3 below."

            (b) Section 4 of the Schedule is amended and restated in its entirety to read as follows:

                  "4. MATURITY DATE

                        (Section 6.1):    June 5, 2001."

      2. MODIFIED CREDIT LIMIT. Section 1 of the Schedule is amended and restated in its entirety to read as follows:

            "1. INTEREST RATE

            (Section 1.1):    Revolving Loans. Loans (the `Revolving Loans') in
                              an amount up to the lesser of $12,000,000, or the sum of (1) and (2) below:

                                    (a) Accounts Loans. 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus

                                    (b) Inventory Loans. an amount not to exceed the lesser of:

                                          (i)   20% of the value of Borrower's
                                                Eligible Inventory ( as defined
                                                in Section 8 above), calculated
                                                at the lower of cost or market
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                    SILICON VALLEY BANK              AMENDMENT TO LOAN AGREEMENT
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                                                value and determined on a
                                                first-in, first-out basis, or

                                          (ii)  an amount equal to 40% of
                                                Borrower's Eligible Receivables,
                                                or

                                          (iii) $2,500,000,

                                          provided that Silicon may revise the
                                          advance rates with respect to
                                          Inventory set forth above in Silicon's
                                          good faith business judgment based on
                                          independent third-party appraisals of
                                          the Inventory made by appraisers
                                          selected by Silicon."

      3. MODIFIED INTEREST RATE. Section 2 of the Schedule is amended and restated in its entirety to read as follows:

            "2.  INTEREST RATE

            (Section 1.2):

                              Revolving Loans: A rate equal to the "Prime Rate" in effect from time to time plus 1.0% per annum.

                              Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate."

      4. NEW FINANCIAL COVENANT. Section 5 of the Schedule is hereby amended and restated in its entirety to read as follows:

            "5. FINANCIAL COVENANT

            (Section 5.1):    Borrower shall comply with the following covenant.
                              Compliance shall be determined as of the end of each month:

                              MINIMUM TANGIBLE

                              NET WORTH: Borrower shall maintain a Tangible Net Worth of not less than $5,000,000.

                              DEFINITIONS. For purposes of the foregoing financial covenants, the following term shall have the following meaning:

                              "Liabilities" shall have the meaning ascribed thereto by generally accepted accounting principles. "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                    (A) there shall be excluded from assets: (i)
                              notes, accounts receivable and other obligations owing to the


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                    SILICON VALLEY BANK              AMENDMENT TO LOAN AGREEMENT
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                              Borrower from its officers or other Affiliates,
                              and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                                    (B) there shall be excluded from
                              liabilities: all indebtedness which is
                              subordinated to the Obligations under a
                              subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion."

      5. FEE. In consideration of Silicon's execution of this Amendment, Borrower agrees to pay Silicon a fee in the amount of $120,000, concurrently with the execution of this Amendment, which fee shall be deemed fully earned upon Silicon's execution of this Amendment, and may be charged to any account of Borrower maintained with Silicon.

      6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                SILICON:

QUINTON INSTRUMENT COMPANY               SILICON VALLEY BANK

By      /s/ Michael Blomeyer             By      /s/ Silicon Valley Bank
    --------------------------------         --------------------------------
    President or Vice President          Title                            SVP
                                              -------------------------------

By      /s/ John Hinson
    --------------------------------
    Secretary or Ass't Secretary


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                    SILICON VALLEY BANK              AMENDMENT TO LOAN AGREEMENT
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Acknowledged and Agreed:

GREYROCK CAPITAL,
A DIVISION OF BANC OF AMERICA
COMMERCIAL FINANCE
CORPORATION

By   /s/ Greyrock Capital
  ----------------------------
Title V.P.
     -------------------------


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                    SILICON VALLEY BANK              AMENDMENT TO LOAN AGREEMENT
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                                     CONSENT

      The undersigned acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranties of the undersigned, all of which are hereby ratified and affirmed.

                                    QIC HOLDING CORP.


                                    By:     /s/ John Hinson
                                       ---------------------------------
                                    Title:  Secretary
                                          ------------------------------


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